                                                                    Exhibit 99.2

                                 Celeritek, Inc.
                              3236 Scott Boulevard
                              Santa Clara, CA 95054


                                  May 18, 2003


Celeritek Shareholder Protective Committee
c/o B. Riley and Co., Inc.
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

      RE:   TERMS OF SETTLEMENT

Gentlemen:

      As you know, the Celeritek Shareholder Protective Committee (the "Committee") has requested that Celeritek, Inc. (the "Company") call a special meeting of its shareholders (the "Special Meeting") to consider and vote on a proposal to remove all of the current members of the Company's board of directors (the "Board") and a proposal to elect six new directors nominated by the Committee (the "Proposals"). The Company and the Committee have determined that it is in the best interest of the Company's shareholders to resolve their dispute with respect to the Special Meeting and the composition of the Board on the general terms set forth herein.

      1. Special Meeting. Upon the execution and delivery of the definitive agreement contemplated by Section 14 hereof (the "Definitive Agreement"), the Committee shall immediately withdraw the Proposals and its request that the Company call and hold the Special Meeting. The Company shall cancel the Special Meeting promptly thereafter.

      2. Standstill. Commencing with the execution of this letter agreement by each of the parties hereto, the Committee, the Company and each of their respective directors, officers, employees, affiliates, representatives and other agents shall immediately discontinue any solicitation of proxies in connection with the Special Meeting.

      3. Board Composition. The Board shall, effective as of the execution and delivery of the Definitive Agreement, increase the size of the Board to be comprised of seven (7) directors. Immediately thereafter, and effective as of the execution and delivery of the Definitive Agreement, (i) William D. Rasdal, Thomas Hubbs and Donald Cox shall resign from the Board, and (ii) the Board shall appoint Bryant Riley, Lloyd I. Miller and Michael Targoff (collectively, the "Committee Directors") and J. Michael Gullard as directors of the Company (together with Tamer Husseini, Charles Waite and Robert Gallagher, the "Continuing Directors"). The Company shall take all action to re-nominate and recommend the re-election of the Continuing Directors to the Board at the 2003 annual meeting of the Company's shareholders. In the event that the members of the Committee and their respective affiliates hold of record or beneficially, in the aggregate: (i) less than 50% of the shares of Company common stock that they hold as of
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Celeritek Shareholder Protective Committee
May 18, 2003
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the date hereof (as reflected in the Schedule 13Ds filed with the SEC prior to the date hereof), one Committee Director (as chosen by Committee Directors) shall resign; (ii) less than 25% of the shares of Company common stock that they hold as of the date hereof (as reflected in the Schedule 13Ds filed with the SEC prior to the date hereof), the second Committee Director (as chosen by Committee Directors) shall resign; and (iii) less than 10% of the shares of Company common stock that they hold as of the date hereof (as reflected in the Schedule 13Ds filed with the SEC prior to the date hereof), the remaining Committee Director shall resign.

      4. Board Committees.

            (a) The Board shall appoint at least one (1) Committee Director to serve on each committee of the Board, which, in the case of the audit committee, shall include Bryant Riley, provided that he is qualified to serve on such committee under applicable legal requirements.

            (b) The Board shall, effective as of the execution and delivery of the Definitive Agreement, create a "Strategy Committee" to explore strategic alternatives available to the Company (including, without limitation, repurchasing shares of Company common stock through an open market repurchase program, a self tender or otherwise) and to make recommendations to the Board in respect thereof, it being understood and hereby agreed that the Strategy Committee shall not have any delegated authority to take any action for or on behalf of the Company or the Board without specific authorization from the Board. The Strategy Committee shall be composed of all directors of the Company other than any director(s) employed by the Company.

      5. Standstill and Related Provisions.

            (a) Until the 2004 annual meeting of the Company's shareholders is adjourned (the "Standstill Period"), neither the Committee nor any persons or entities affiliated with the Committee shall (i) acquire any shares of voting stock of the Company; provided, however, that the foregoing restriction shall not restrict or otherwise limit the right of (A) any Committee Director to acquire shares of Company common stock (or options to acquire shares of Company common stock) pursuant to the compensation arrangements provided to Continuing Directors in their capacity as directors of the Company, and (B) Michael Targoff to acquire shares of Company common stock at any time when it is appropriate for directors of the Company to make such purchases, provided that he is a director of the Company at the time of any such purchase, (ii) join a group of persons who are unaffiliated with the Committee in any manner that would be required to be disclosed under Section 13(d) of the Securities Exchange Act of 1934, (iii) submit any shareholder proposals, call a meeting of shareholders or otherwise solicit proxies in favor of proposals that are not approved by the Board, (iv) other than through communications with members of the Company Board, seek to become involved in the business, management or operations of the Company, (v) engage in, offer, solicit or otherwise facilitate any proposal to acquire the Company, whether by merger, consolidation or other business
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Celeritek Shareholder Protective Committee
May 18, 2003
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combination transaction, purchase of securities or assets, or otherwise, or (vi)
assist or act in concert with any third party with respect to the actions set forth in the foregoing clauses (i) through (v); provided, however, that none of the foregoing restrictions shall be deemed to (A) restrict the authority or right of any of the Continuing Directors to take any action that they are required to take in order to fulfill their fiduciary duties to the Company and its shareholders, or (B) restrict the authority or activities of any of the Continuing Directors when acting in their capacity as a director of the Company or as an officer of the Company, if and when elected as an officer (except that they shall vote for the nomination of the Continuing Directors in accordance with the terms of this letter agreement), or (C) require any Continuing Director to vote, or refrain from voting, on any matter as they deem appropriate and in the best interests of the Company and its shareholders. During the Standstill Period, the restrictions set forth in the foregoing clauses (ii), (iii), (v) and
(vi) shall, subject to the foregoing proviso, apply to all Continuing Directors, each of whom shall execute the Definitive Agreement to evidence their agreement thereto.

            (b) During the Standstill Period, neither the Committee nor any persons or entities affiliated with the Committee shall transfer, sell or otherwise dispose of any of their shares of Company common stock, including, without limitation, pursuant to a tender or exchange offer in respect of shares of Company common stock, unless the party proposing to transfer, sell or otherwise dispose of such shares shall first offer such shares for sale to the Company under the terms of a customary right of first refusal; provided, however, that notwithstanding the foregoing, either the Committee or any persons or entities affiliated with the Committee shall be entitled, without limitation of any kind, to (i) sell any shares of Company common stock in open market transactions, and (ii) tender any shares of Company common stock into a tender or exchange offer in respect of shares of Company common stock that includes an offer price that reflects at least a 20% premium to the average closing price of Company common stock during the 20-consecutive trading days ending on the trading day immediately prior to public announcement of such tender or exchange offer.

            (c) During the Standstill Period, the Committee and all persons or entities affiliated with the Committee shall vote or deliver a proxy to the Company in respect of all of their shares of Company common stock (i) in favor of the slate of director nominees proposed by the Board, provided such slate of director nominees includes the Committee Directors then in office, and (ii) against any slate of director nominees proposed by any person other than the Board, provided that the slate of directors nominees supported by the Board includes the Committee Directors then in office. During the Standstill Period, neither the Committee nor any persons or entities affiliated with the Committee shall vote or deliver a proxy to any person other than the Company in respect of any of their shares of Company common stock in favor of any slate of director nominees that is not supported by the Board, provided that the slate of directors nominees supported by the Board includes the Committee Directors then in office.

      6. Confidentiality. Subject to their fiduciary duties and other obligations under applicable law, the Continuing Directors shall keep confidential all information that becomes
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Celeritek Shareholder Protective Committee
May 18, 2003
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available to them in their capacity as directors of the Company or is otherwise discussed by the Board, and shall not use such information to contest any action or determination of the Board. Each of the Continuing Directors shall execute an agreement affirming the foregoing obligation.

      7. Public Disclosure. The parties shall agree upon a joint press release announcing the terms of this letter agreement. In addition, during the Standstill Period, no party to this letter agreement shall issue any press release or make any other public statement or announcement to any third party or file any document with any governmental authority regarding (i) the Special Meeting, the solicitation of proxies in connection therewith, this letter agreement or the Definitive Agreement, or (ii) other than in the ordinary course of business, the Company, the Board or Company management, in the case of the foregoing clauses (i) and (ii), without the prior approval of the other party or parties hereto, which consent shall not be unreasonably withheld or delayed. The parties hereto acknowledge and hereby agree that certain members of the Committee will file with the Securities and Exchange Commission an amendment to their previously filed Schedule 13Ds which discloses the settlement arrangements contemplated hereby and includes, as exhibits thereto, this letter agreement and the joint press release contemplated by this Section 7.

      8. Non-Disparagement. During the Standstill Period, neither the Committee nor any persons or entities affiliated with the Committee shall publicly disparage, criticize or make any negative statements regarding the Company, the Board, management or the Company's policies. During the Standstill Period, the Company shall not publicly disparage, criticize or make any negative statements regarding the Committee or any persons or entities affiliated with the Committee.

      9. Chairman and CEO. Tamer Husseini shall remain Chairman and CEO of the Company.

      10. Shareholder Rights Agreement. The Board shall take appropriate action to terminate the shareholder rights agreement as promptly as practicable and in no event later than June 15, 2003. During the Standstill Period, the Board shall not adopt or otherwise implement a new or replacement shareholder rights plan without the consent of a majority of the Committee Directors then in office, which consent shall not be unreasonably withheld or delayed.

      11. Bylaws. During the Standstill Period, the Company will not amend its bylaws in any manner to impose any additional standards or conditions regarding the ability of directors to call, or otherwise make it more difficult to call, meetings of the Board.

      12. Reimbursement of Expenses. The Company shall reimburse the Committee for up to $275,000 of the expenses it incurred in connection with the Special Meeting and the solicitation of proxies in connection therewith.
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Celeritek Shareholder Protective Committee
May 18, 2003
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      13. Change of Control Agreements. The parties hereby acknowledge that the change of control agreements between the Company and each of Tamer Husseini and Margaret Smith are valid and enforceable in accordance with their respective terms, and that the transactions and other arrangements contemplated pursuant to this letter agreement will constitute a "Change of Control" as such term is defined in each of such change of control agreements.

      14. Definitive Documentation. As promptly as practicable (and in any event by 9:59 a.m. (California time) on May 28, 2003), the parties shall prepare and enter into a definitive agreement reflecting the terms set forth herein (which shall provide for the specific performance of all obligations arising thereunder). The Committee and the Company hereby consent to the postponement of the Special Meeting until 10:00 a.m. (California time) on May 28, 2003 to permit the drafting and execution of such definitive agreement.

      15. Termination. This letter agreement shall automatically terminate and be of no further force or effect, without any action on the part of any party hereto, upon the earlier to occur of (i) the execution and delivery of the Definitive Agreement, and (ii) 9:59 a.m. (California time) on May 28, 2003.

      16. Counterparts. This letter agreement may be executed in two or more counterparts, each of which shall be deemed to be original and all of which shall constitute one and the same instrument.

                                      * * *

      If the foregoing meets the Committee's approval, please countersign below.

                                             Sincerely,

                                             CELERITEK, INC.

                                             /s/ Tamer Husseini

                                             Tamer Husseini
                                             Chairman of the Board and
                                             Chief Executive Officer
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Celeritek Shareholder Protective Committee
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Page 6


AGREED AND ACCEPTED

(IT BEING UNDERSTOOD AND HEREBY AGREED THAT EACH OF THE FOLLOWING SIGNATORIES IS EXECUTING THIS LETTER AGREEMENT IN ITS OR HIS CAPACITY AS A MEMBER OF THE CELERITEK SHAREHOLDER PROTECTIVE COMMITTEE, AND IN ITS OR HIS INDEPENDENT OR INDIVIDUAL CAPACITY, AS THE CASE MAY BE.)

SACC PARTNERS LP

By:  Riley Investment Management LLC,
its General Partner

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

RILEY INVESTMENT MANAGEMENT LLC

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

B. RILEY AND CO. INC.

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President

B. RILEY AND CO. HOLDINGS, LLC

By:      /s/ Bryant R. Riley
         -----------------------------------
         Bryant R. Riley, President


/s/ Bryant R. Riley
--------------------------------------------
BRYANT R. RILEY, AN INDIVIDUAL

BRICOLEUR CAPITAL MANAGEMENT LLC

By:      /s/ Robert M. Poole
         -----------------------------------
         Robert Poole, Management
         Committee Member
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Celeritek Shareholder Protective Committee
May 18, 2003
Page 7


/s/ Lloyd I. Miller
------------------------------------
LLOYD I. MILLER, III, AN INDIVIDUAL

/s/ Kevin Douglas

KEVIN DOUGLAS, AN INDIVIDUAL

/s/ James E. Douglas
------------------------------------
JAMES E. DOUGLAS, III, AN INDIVIDUAL

DOUGLAS FAMILY TRUST

By:      /s/ James E. Douglas
         -----------------------------------
         James E. Douglas, Jr., Trustee

By:      /s/ Jean A. Douglas
         -----------------------------------
         Jean A. Douglas, Trustee

JAMES DOUGLAS AND JEAN DOUGLAS
IRREVOCABLE DESCENDANTS' TRUST

By:      /s/ Kevin Douglas
         ---------------------------
         Kevin Douglas, Trustee

By:      /s/ Michelle Douglas
         -----------------------------------
         Michelle Douglas, Trustee